SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [ ]     Preliminary Proxy Statement
         [X]     Definitive Proxy Statement
         [ ]     Definitive Additional Materials
         [ ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
                 240.14a-12

                        THE PHOENIX EDGE SERIES FUND
              (Name of Registrant as Specified in its Charter)
                                NANCY J. ENGBERG
                    c/o Phoenix Investment Partners, Ltd.
                             56 Prospect Street
                      Hartford, Connecticut 06115-0480
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check appropriate box):

       [X]    No fee required.
       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1)  Title of each class of securities to which transaction applies:
              2)  Aggregate number of securities to which transaction applies:
              3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)
              4)  Proposed maximum aggregate value of transaction:

       [ ]    Fee paid previously with preliminary materials.
       [ ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              1)  Amount Previously Paid:
              2)  Form, Schedule or Registration No.:
              3)  Filing Party:
              4)  Date Filed:

                          THE PHOENIX EDGE SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             10:00 A.M., WEDNESDAY,
                                 AUGUST 4, 1999

To the Shareholders:

     A Special Meeting of Shareholders of The Phoenix Edge Series Fund (the "Fund") will be held in the offices of the Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on Wednesday, August 4, 1999, at 10:00 a.m. for the following purposes:

                  TO BE VOTED UPON ONLY BY SHAREHOLDERS OF THE

                     PHOENIX-GOODWIN STRATEGIC THEME SERIES

    (1) To approve or not approve a subadvisory agreement between Phoenix Investment Counsel, Inc. and Seneca Capital Management LLC (see Exhibit
         A);

                    TO BE VOTED UPON ONLY BY SHAREHOLDERS OF

                        THE PHOENIX-GOODWIN GROWTH SERIES

    (2) To approve or not approve a subadvisory agreement between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. (see Exhibit B);

    (3) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     These proposals are discussed in detail in the attached Proxy Statement.

     The enclosed proxy is being solicited by the Board of Trustees of the Fund.

     As a convenience to Contractowners and Policyowners, you can now vote in any one of four ways:

     -   Through the Internet at www.proxyvote.com;

     - By telephone, with a toll-free call to ADP, the Trust's proxy tabulator, at 1-800-690-6903;

     -   By mail, with the enclosed proxy;

     -   In person at the meeting.

     We encourage you to vote by Internet or telephone, using the account number that appears on your enclosed proxy card. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement before you vote.

         PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

                                            By Order of the Board of Trustees,


                                            G. JEFFREY BOHNE
                                            Secretary

Greenfield, Massachusetts
June 30, 1999

                          THE PHOENIX EDGE SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                 PROXY STATEMENT

         A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 4, 1999


       The enclosed proxy is solicited by the Board of Trustees of The Phoenix Edge Series Fund (the "Fund") for use at the Special Meeting of Shareholders to be held on Wednesday, August 4, 1999, and at any adjournment thereof. Shareholders of record at the close of business on June 11, 1999, are entitled to notice of and to vote at the Special Meeting and any adjournment thereof. On that date there were issued and outstanding 6,348,879 shares of the Phoenix-Goodwin Strategic Theme and 77,185,374 shares of the Phoenix-Goodwin Growth Series, each of which is entitled to vote, with proportionate voting for fractional shares. The record owners of the shares of each Series of the Fund are the Phoenix Variable Universal Life Account (the "VUL Account"), which funds Variable Life Insurance Policies ("Policies"), and the Phoenix Home Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund Variable Annuity Contracts ("Contracts").

       The Policies and Contracts are offered by Phoenix Home Life Mutual Insurance Company ("Phoenix") or its subsidiary, PHL Variable Insurance Company ("PHL Variable"). In accordance with its view of applicable law, Phoenix will vote the shares of each Series of the Fund based on instructions received from owners of the Policies ("Policyowners") and owners of the Contracts ("Contractowners"). When sufficient instructions representing the majority votes required in favor of the items set forth in the attached Notice of the meeting ("Sufficient Instructions") have been received, Phoenix will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. In connection with the solicitation of such instructions from Policyowners and Contractowners, Phoenix will furnish a copy of this Proxy Statement to Policyowners and Contractowners. Each Contractowner or Policyowner (collectively referred to herein as "shareholders") of record at the close of business on June 11, 1999 is entitled to notice of the meeting and to instruct Phoenix with respect to how to vote at the meeting or any adjourned session. No Policyowner or

Contractowner, to the knowledge of the Fund, owns Policies or Contracts which are funded by more than five percent of the outstanding voting shares of the Fund or of any Series. Each Policyowner and Contractowner will be entitled to instruct Phoenix with respect to one vote for each $100 of cash value (and fractional votes corresponding to any fractional values) under a Policy or Contract registered in his or her name on VUL Account or VA Account books on the record date.

       Only shares of the Phoenix-Goodwin Strategic Theme Series will be voted on Proposal 1 and only shares of the Phoenix-Goodwin Growth Series will be voted on Proposal 2. All shares represented by duly executed proxies will be voted in accordance with the instructions marked thereon. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the shares represented by the proxy will be voted in favor of the proposal. Any shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Fund a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

       In addition to the solicitation of proxies by mail, officers and regular employees of Phoenix or one of its affiliated companies may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by Phoenix for their reasonable expenses in sending proxy materials. The cost of solicitation of proxies will be borne by Phoenix.

       In the event that Sufficient Instructions are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any such matters. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such matters. They will vote against such adjournment those proxies required to be voted against any such matters.

       This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about June 30, 1999.

       A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER UPON REQUEST TO HEIDY PAGAN, PHOENIX VARIABLE PRODUCTS OPERATIONS, P.O. BOX 8027, BOSTON, MA 02266-8027. SHAREHOLDERS MAY ALSO CALL HEIDY PAGAN TOLL-FREE AT (800) 541-0171.



SHARES OWNED BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
       On June 11, 1999, there were 85,534,253 issued and outstanding shares of beneficial interest of the Phoenix-Goodwin Strategic Theme and Phoenix-Goodwin Growth Series and as of such date Phoenix or PHL Variable, One American Row, Hartford, Connecticut, held of record and beneficially owned under a Contract or Policy 0 shares of beneficial interest of the Fund, or less than 1% of the voting securities of the Fund then outstanding.

       On June 11, 1999, 0 shares of beneficial interest of the Fund were held of record or beneficially owned under a Contract or Policy by any Trustee or nominee for election as Trustee or by any executive officer of the Fund.

                                    PROPOSALS

                                 PROPOSAL NO. 1

TO APPROVE OR NOT APPROVE A SUBADVISORY AGREEMENT WITH SENECA CAPITAL MANAGEMENT LLC.

                     (TO BE VOTED UPON ONLY BY SHAREHOLDERS
                 OF THE PHOENIX-GOODWIN STRATEGIC THEME SERIES)

     At a meeting of the Board of Trustees (the "Trustees") held on May 20, 1999, the Adviser presented a proposal under which Seneca Capital Management LLC ("Seneca") would be engaged as subadviser to the Phoenix-Goodwin Strategic Theme Series (the "Series"). At a meeting held on March 26, 1999, at which the proposal was discussed preliminarily, the Trustees heard presentations by representatives of the Adviser regarding its decision to discontinue equity investment management operations from the Adviser's primary location in Hartford, Connecticut, based on, among other factors, the difficulty of distinguishing the Hartford equity products from those offered by the Adviser's affiliates, the better longer-term performance records of those affiliates, and the Adviser's historical difficulty in attracting and maintaining skilled equity professionals to Hartford. Management recommended that Seneca be retained to provide the investment program for the Series. Seneca, in managing a number of other equity funds, utilizes a growth style of management as had the Adviser at all times prior to March 1999, and was therefore recommended by Management to take over the day-to-day operations of the Series. At the May meeting, Management reviewed with the Trustees in greater detail the specifics of the proposed subadvisory arrangement, including Seneca's expertise and capabilities and the relative performance of funds managed by the Hartford equity team compared to the performance of comparable funds managed by Seneca. The Adviser would continue its traditional role of overseeing operations of the Series, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Series. The Board considered that there would be no fee increase to the Series or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Seneca would provide appropriate expertise in the management of an investment program for the Series. The Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Subadvisory Agreement and to recommend to shareholders the retention of Seneca as subadviser to the Series.

     Under the terms of the proposed Subadvisory Agreement (attached as Exhibit
A), the Adviser will delegate to Seneca the performance of certain of its investment management services under the Advisory Agreement. Additionally, Seneca will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadviser, the Adviser will pay Seneca compensation at the following annual rates as a percentage of the average aggregate daily net asset values of the Series:

   RATE FOR FIRST        RATE FOR NEXT      RATE FOR NEXT      RATE FOR EXCESS
    $201,000,000         $799,000,000         $1 BILLION       OVER $2 BILLION
    ------------         ------------         ----------       ---------------
        0.10%               0.375%              0.35%               0.325%

     Seneca is authorized under the Subadvisory Agreement to select brokers and dealers to execute Series transactions and to select the markets in which transactions will be executed. Seneca is also authorized under the Seneca Subadvisory Agreement to execute Series transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Fund, PIC or Seneca with the prior written approval of the Fund.

     Under the Subadvisory Agreement, Seneca is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Series' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Subadvisory Agreement will become effective upon its approval by shareholders and will extend through December 31, 1999. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

INFORMATION ABOUT SENECA
     Seneca has been (with its predecessor, GMG/Seneca Capital Management, L.P.) an investment adviser since 1989 and is a California limited liability company. As of March 31, 1999, Seneca managed in excess of $6.5 billion in assets for institutions and individuals. Seneca's address is 909 Montgomery Street, Suite 600, San Francisco, California 94133.

     PXP currently holds 74.9% and Ms. Seneca holds in excess of 5%, of the membership interest in Seneca. By virtue of their ownership of and/or positions with Seneca LLC, PXP and Ms. Seneca may be deemed "parents" of Seneca within the meaning of the proxy rules. Ms. Westhoff and Mr. Jacks, along with other Seneca management personnel, also hold membership interests in Seneca and options to purchase shares of PXP.

     Seneca currently serves as subadviser to a number of other mutual funds having a similar investment objective to that of the Series. The names of those funds, their size as of March 31, 1999 and the annual rates of compensation for each is listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                        SIZE OF FUND
                FUND                     (MILLIONS)    RATE OF COMPENSATION
                ----                     ----------    --------------------
PHOENIX-SENECA FUNDS
  Phoenix-Seneca Growth Fund               $64.0                 0.35%
  Phoenix-Seneca Mid-Cap
   "EDGE" [service mark] Fund              $18.7                 0.40%


                                       SIZE OF FUND
                FUND                    (MILLIONS)     RATE OF COMPENSATION
                ----                    ----------     --------------------
THE PHOENIX EDGE SERIES FUND
  Phoenix-Seneca Mid-Cap
   Growth Series                          $ 8.8                 0.40%



                        SIZE OF      RATE FOR      RATE FOR      RATE FOR
                         FUND         FIRST          NEXT      EXCESS OVER
       FUND           (MILLIONS)    $1 BILLION    $1 BILLION    $2 BILLION
       ----           ----------    ----------    ----------    ----------

PHOENIX
MULTI-PORTFOLIO FUND
  Phoenix-Seneca
   Mid Cap Fund         $300.0       0.375%         0.35%        0.325%


                        SIZE OF      RATE FOR       RATE FOR       RATE FOR      RATE FOR
                         FUND         FIRST            NEXT          NEXT      EXCESS OVER
       FUND           (MILLIONS)   $184,000,000   $816,000,000    $1 BILLION    $2 BILLION
       ----           ----------   ------------   ------------    ----------    ----------
PHOENIX STRATEGIC
EQUITY SERIES FUND
  Phoenix Equity
   Opportunities
   Fund                 $200.5        0.20%          0.35%          0.325%        0.30%


Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.

MANAGEMENT OF THE SUBADVISER
     The names and principal occupations of the executive officers of Seneca and each employee or member of Seneca who is an officer of the Trust, are as follows. The address of each, as it relates to his or her duties at Seneca, is the same as that of Seneca.

     NAME                    PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Gail P. Seneca          Managing  General  Partner  and  Chief  Executive  and
                        Investment  Officer of GMG/Seneca  Capital  Management
                        L.P.  since   November   1989.   President  and  Chief
                        Executive and Investment  Officer of Seneca since June
                        1996.  General Partner of Genesis Merchant Group, L.P.
                        since January 1990. President and sole shareholder of GenCap, Inc. since July 1994. President and Trustee of the Phoenix-Seneca Funds and portfolio management team leader of each of the funds.

Sandra J. Westhoff      Chief Administrative Officer of GMG/Seneca Capital
                        Management L.P. since September 1994. Chief Operating
                        Officer of Seneca since June 1996. Treasurer of the
                        Phoenix-Seneca Funds.

Ronald K. Jacks         Equity Portfolio Manager of GMG/Seneca Capital
                        Management L.P. since July 1990 and of Seneca since July
                        1995. Secretary of the Phoenix-Seneca Funds and portfolio management team leader of the Phoenix-Seneca
                        Mid-Cap "EDGE" [service mark] Fund.

Richard D. Little       Director of Equities of GMG/Seneca Capital Management
                        L.P. since December 1989 and of Seneca since July 1996.
                        Portfolio management team leader of Phoenix-Seneca
                        Growth Fund and Phoenix-Seneca Mid-Cap "EDGE" [service mark] Fund.

Thomas N. Steenburg     Secretary, General Counsel and Compliance Officer of
                        Seneca since June 1997. Senior Vice President (since
                        January 1999), Vice President, Counsel and Secretary
                        (1995-1999) of PXP. Executive Vice President (since
                        January 1999), Vice President, Counsel and Secretary
                        (1996-1999), Duff & Phelps Investment Management Co.
                        Vice President, Secretary and Counsel of PIC, National
                        Securities & Research Corporation, and Equity Planning since November 1995 and Vice President - Compliance of
                        Phoenix-Aberdeen International Advisers, LLC since May
                        1996.

     Ms. Seneca, an officer of the Fund, is President and Chief Executive and Investment Officer of Seneca. Messrs. Jacks, Little and Steenburg, officers of the Trust, are also officers of Seneca.


                                 RECOMMENDATION

     The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Subadvisory Agreement and that the terms of the Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the Series vote to approve the proposed Subadvisory Agreement.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL
                     OF THE PROPOSED SUBADVISORY AGREEMENT

                                 PROPOSAL NO. 2

             TO APPROVE OR NOT APPROVE A SUBADVISORY AGREEMENT WITH

                        ROGER ENGEMANN & ASSOCIATES, INC.

                  (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF THE
                         PHOENIX-GOODWIN GROWTH SERIES)


     At a meeting of the Board of Trustees (the "Trustees") held on May 20, 1999, the Adviser presented a proposal under which Roger Engemann & Associates, Inc. ("Engemann") would be engaged as subadviser to the Phoenix-Goodwin Growth Series (the "Series"). At a meeting held on March 26, 1999, at which the proposal was discussed preliminarily, the Trustees heard presentations by representatives of the Adviser regarding its decision to discontinue equity investment management operations from the Adviser's primary location in Hartford, Connecticut, based on, among other factors, the difficulty of distinguishing the Hartford equity products from those offered by the Adviser's affiliates, the better longer-term performance records of those affiliates, and the Adviser's historical difficulty in attracting and maintaining skilled equity professionals to Hartford. Management recommended that Engemann be retained to provide the investment program for the Series. Engemann, in managing a number of other equity funds, utilizes a style similar to the former Hartford group and was therefore recommended by Management to take over the day-to-day operations of the Series. At the May meeting, Management reviewed with the Trustees in greater detail the specifics of the proposed subadvisory arrangement, including Engemann's expertise and capabilities and the relative performance of Series' managed by the Hartford equity team compared to the performance of comparable funds managed by Engemann. The Adviser would continue its traditional role of overseeing operations of the Series, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Series. The Board considered that there would be no fee increase to the Series or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Engemann would provide appropriate expertise in the management of an investment program for the Series. The Trustees, including a majority of the Disinterested Trustees, voted to approve the terms of the proposed Subadvisory Agreement and to recommend to shareholders the retention of Engemann as subadviser to the Series.

     Under the terms of the Subadvisory Agreement (attached as Exhibit B), PIC will delegate the performance of certain investment services under the Investment Advisory Agreement to Engemann, including implementation of the Series' investment program. Engemann will furnish at its own expense the office facilities and personnel necessary to perform these services. For its services as subadviser, the Adviser will pay Engemann compensation at the following annual rates as a percentage of the aggregate daily net asset values of the
Series:

             RATE FOR FIRST                          RATE FOR EXCESS
              $3 BILLLION                            OVER $3 BILLION
              -----------                            ---------------
                 0.10%                                    0.30%

     Engemann is authorized under the Subadvisory Agreement to select brokers and dealers to execute Series transactions and to select the markets in which transactions will be executed. Engemann is also authorized under the Subadvisory Agreement to execute Series transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Fund, PIC or Engemann with the prior written approval of the Fund.

     Under the Subadvisory Agreement, Engemann is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Series' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Subadvisory Agreement will become effective upon approval by shareholders and will extend through December 31, 1999. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

INFORMATION ABOUT ENGEMANN
     Engemann is registered as an investment adviser under the Investment Advisers Act of 1940. As of March 31, 1999, Engemann managed approximately $8.5 billion in assets for institutions and individuals. Engemann's address is 600 North Rosemead Boulevard, Pasadena, California 91107-2101.

     Engemann acts as adviser or subadviser to several other mutual funds having a similar objective to that of the Series. The names of those funds, their size as of March 31, 1999 and annual rates of compensation are listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                 SIZE OF     RATE FOR      RATE FOR     RATE FOR
                                   FUND        FIRST         NEXT      EXCESS OVER
             FUND               (MILLIONS)  $50,000,000  $450,000,000  $500,000,000
             ----               ----------  -----------  ------------  ------------
PHOENIX-ENGEMANN FUNDS
  Phoenix-Engemann Growth Fund    $600.9       0.90%         0.80%        0.70%
  Phoenix-Engemann Nifty Fifty
   Fund                           $431.0       0.90%         0.80%        0.70%
  Phoenix-Engemann Value
   25 Fund                         $30.8       0.90%         0.80%        0.70%
  Phoenix-Engemann Small &
   Mid-Cap Growth Fund            $102.5       1.00%         0.90%        0.80%


                                                                          RATE FOR
                      SIZE OF     RATE FOR       RATE FOR     RATE FOR      EXCESS
                        FUND        FIRST          NEXT         NEXT         OVER
        FUND         (MILLIONS)  $262,000,000  $738,000,000  $1 BILLION   $2BILLION
        ----         ----------  ------------  ------------  ----------   ---------
PHOENIX SERIES
FUND
 Phoenix-Engemann
  Aggressive Growth
  Fund                 $333.2       0.20%          0.35%       0.325%       0.30%


                                                                           RATE FOR
                      SIZE OF     RATE FOR       RATE FOR     RATE FOR      EXCESS
                        FUND        FIRST          NEXT         NEXT         OVER
FUND                 (MILLIONS)  $323,000,000  $677,000,000  $1 BILLION   $2 BILLION
----                 ----------  ------------  ------------  ----------   ----------
PHOENIX
STRATEGIC EQUITY
SERIES FUND
 Phoenix Small Cap
  Fund                 $209.3       0.20%         0.375%       0.35%        0.325%


                             SIZE OF      RATE FOR      RATE FOR      RATE FOR
                              FUND         FIRST         NEXT       EXCESS OVER
           FUND            (MILLIONS)  $250,000,000  $250,000,000   $500,000,000
           ----            ----------  ------------  ------------   ------------
THE PHOENIX EDGE SERIES
FUND
 Phoenix-Engemann Nifty
  Fifty Fund                 $23.6         0.45%        0.425%         0.40%

Note: Engemann has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.

MANAGEMENT OF ENGEMANN
     The names of the directors and principal executive officers of Engemann are listed below. The address of each, as it relates to his or her duties at Engemann, is the same as that of Engemann.

     NAME                     PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Roger Engemann           President of the Roger Engemann & Associates, Inc.
                         since 1972. President and a Director of Pasadena
                         Capital Corporation.

James E. Mair            Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

John S. Tilson           Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

Malcolm Axon             Chief Financial Officer and Secretary of Roger Engemann
                         Management Company, Inc. since 1993 and Chief Financial
                         Officer and Secretary of Roger Engemann & Associates,
                         Inc. and Pasadena Capital Corporation since 1995.

Paul R. LeCompte         Senior Vice President of Roger Engemann & Associates,
                         Inc. since 1995. Vice President of Roger Engemann &
                         Associates, Inc. from March, 1993 to November, 1995.
                         Vice President of Roger Engemann Management Co., Inc.
                         from March, 1995 to present. President and Chief
                         Executive Officer of Pasadena National Trust Company from October, 1994 to present. He was also Vice
                         President from August 1993 to October 1994.

     Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation. The directors and executive officers of Pasadena Capital Corporation and their principal occupations are listed below. As noted, three of the nine directors are directors and/or executive officers of Phoenix Investment Partners, Ltd. ("PXP"). In addition, Mr. McLoughlin is a Trustee and is President, and Mr. Steenburg is Assistant Secretary of the Fund. The address of each director who is an officer of Engemann, as it relates to his duties at Engemann, is the same as that of Engemann. Mr. Stolper's address is 525 "B" Street, Suite 1080, San Diego, California. The address of Messrs. McLoughlin and Moyer is 56 Prospect Street, Hartford, Connecticut. Mr. Steenburg's address is 55 East Monroe Street, Chicago, Illinois.

     NAME                     PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Roger Engemann           President of the Roger Engemann & Associates, Inc.
                         since 1972. President and a Director of Pasadena
                         Capital Corporation.

James E. Mair            Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

John S. Tilson           Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

Malcolm Axon             Chief Financial Officer and Secretary of Roger Engemann
                         Management Company, Inc. since 1993 and Chief Financial
                         Officer and Secretary of Roger Engemann & Associates,
                         Inc. and Pasadena Capital Corporation since 1995.

Paul R. LeCompte         Senior Vice President of Roger Engemann & Associates,
                         Inc. since 1995. Vice President of Roger Engemann &
                         Associates, Inc. from March, 1993 to November, 1995.
                         Vice President of Roger Engemann Management Co., Inc.
                         from March, 1995 to present. President and Chief
                         Executive Officer of Pasadena National Trust Company from October, 1994 to present. He was also Vice
                         President from August 1993 to October 1994.

Michael Stolper          President of Stolper and Company, Inc., an investment
                         adviser and broker-dealer since 1975. Director of Pasadena Capital Corporation since February 1994.

Philip R. McLoughlin     Chairman of the Board (since May 1997) and Chief
                         Executive Officer (since 1995) of PXP. Director of
                         Phoenix since February 1994 and Executive Vice
                         President - Investment of Phoenix since December 1988.
                         Director and President of PEPCO, Director and Chairman of PIC and Chairman and Chief Executive Officer of
                         National Securities & Research Corporation. Director of
                         Duff & Phelps Utilities Tax-Free Income, Inc. and Duff
                         & Phelps Utility and Corporation Bond Trust Inc.
                         President and Director or Trustee of the Phoenix Funds,
                         Phoenix Duff & Phelps Institutional Mutual Funds and
                         Phoenix-Aberdeen Series Fund. Director and Vice
                         President of PM Holdings. Director of Phoenix Charter
                         Oak Trust Company and World Trust Fund, a Luxembourg closed-end fund.

William R. Moyer         Senior Vice President and Chief Financial Officer of
                         PXP since 1995. Chief Financial Officer and a Senior
                         Vice President of PEPCO, National Securities & Research
                         Corporation ("NSRC"), Duff & Phelps Investment
                         Management Co. and PIC. Treasurer of NSRC and PIC. Vice
                         President of the Phoenix Funds, Phoenix-Aberdeen Series
                         Fund and Duff & Phelps Institutional Mutual Funds.

Thomas N. Steenburg      Vice President, Counsel & Assistant Secretary of Roger
                         Engemann & Associates, Inc. since March 1998. Senior
                         Vice President (since January 1999), Vice President,
                         Secretary, and Counsel (1995-1999) of PXP. Vice
                         President and Counsel since 1996 and Secretary since
                         1995 of Phoenix Investment Counsel, Inc., National
                         Securities & Research Corporation, and Phoenix Equity
                         Planning Corporation. Executive Vice President (since
                         January 1999), Vice President, Counsel and Secretary
                         (1996-1999) of Duff & Phelps Investment Management Co.
                         Secretary since 1995 of Duff & Phelps Utilities
                         Tax-Free Income, Inc. and Duff & Phelps Utility and
                         Corporate Bond Trust, Inc.

     Phoenix Investment Partners, Ltd. acquired all of the outstanding stock of Pasadena Capital Corporation through a merger of a Phoenix subsidiary,

Phoenix Apollo Corp. with and into Pasadena Capital Corporation on September 3, 1997.

DESCRIPTION OF THE INVESTMENT ADVISER
     The Series' investment adviser is Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Adviser are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by PXP. A majority of the outstanding shares of PXP are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix"). The principal offices of Phoenix and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     In addition to the Series, the Adviser acts as investment adviser for a number of other mutual funds having a similar investment objective to that of the Series. The names of those funds, their size as of March 31, 1999 and the annual rates of compensation for each is set forth in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
           FUND             (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
           ----             ----------    -------     ----------    ----------
PHOENIX EQUITY SERIES FUND
 Phoenix-Oakhurst Growth
  and Income Fund             $282.2        0.75%        0.70%         0.65%


                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
           FUND             (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
           ----             ----------    -------     ----------    ----------
PHOENIX INVESTMENT
TRUST 97
 Phoenix-Hollister Small
  Cap Value Fund               $33.1        0.90%        0.85%          0.80%
 Phoenix-Hollister Value
  Equity Fund                  $38.7        0.75%        0.70%          0.65%

                                           RATE FOR      RATE FOR     RATE FOR
                           SIZE OF FUND     FIRST          NEXT      EXCESS OVER
           FUND             (MILLIONS)   $1 BILLION     $1 BILLION   $2 BILLION
           ----             ----------   ----------     ----------    ----------
PHOENIX MULTI-PORTFOLIO
FUND
 Phoenix-Seneca Mid-Cap
  Fund                        $300.0        0.75%        0.70%          0.65%


                                          SIZE OF FUND            RATE OF
     FUND                                  (MILLIONS)           COMPENSATION
     ----                                  ----------           ------------
PHOENIX-SENECA FUNDS
 Phoenix-Seneca Growth Fund                   $64.0                0.70%
 Phoenix-Seneca Mid Cap
  "EDGE" Fund                                 $18.7                0.80%


                                           RATE FOR      RATE FOR     RATE FOR
                           SIZE OF FUND     FIRST          NEXT      EXCESS OVER
           FUND             (MILLIONS)   $1 BILLION     $1 BILLION   $2 BILLION
           ----             ----------   ----------     ----------    ----------
PHOENIX SERIES FUND
 Phoenix-Engemann
  Aggressive Growth Fund      $333.2        0.70%        0.65%          0.60%


                                           RATE FOR      RATE FOR     RATE FOR
                           SIZE OF FUND     FIRST          NEXT      EXCESS OVER
           FUND             (MILLIONS)   $1 BILLION     $1 BILLION   $2 BILLION
           ----             ----------   ----------     ----------    ----------
PHOENIX STRATEGIC EQUITY
SERIES FUND
 Phoenix Equity
  Opportunities Fund          $200.5        0.70%        0.65%          0.60%
 Phoenix Small Cap Fund       $209.3        0.75%        0.70%          0.65%
 Phoenix Strategic Theme
  Fund                        $191.9        0.75%        0.70%          0.65%


                                                                    RATE FOR
                                 SIZE OF FUND   RATE FOR FIRST    EXCESS OVER
             FUND                 (MILLIONS)      $1 BILLION      $1 BILLION
             ----                ----------       ----------      ----------
PHOENIX DUFF & PHELPS
INSTITUTIONAL MUTUAL FUNDS
 Phoenix Duff & Phelps
  Institutional Growth Stock
  Portfolio                         $67.2            0.60%           0.55%

                                          RATE FOR      RATE FOR      RATE FOR
                          SIZE OF FUND     FIRST          NEXT       EXCESS OVER
           FUND            (MILLIONS)   $250,000,000  $250,000,000  $500,000,000
           ----            ----------   ------------  ------------  ------------
THE PHOENIX EDGE SERIES
FUND
 Phoenix-Goodwin Growth
  Series                    $1,928.3       0.70%         0.65%          0.60%
 Phoenix-Oakhurst Growth
  and Income Series         $   57.5       0.70%         0.65%          0.60%
 Phoenix-Hollister Value
  Equity Series             $    7.3       0.70%         0.65%          0.60%
 Phoenix-Goodwin
  Strategic Theme Series    $   99.1       0.75%         0.70%          0.65%

Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.

THE ADVISORY AGREEMENT
     PIC acts as investment adviser to the Series under an Investment Advisory Agreement dated January 1, 1994, as amended, (the "Advisory Agreement"). Under the Advisory Agreement, PIC is entitled to a fee, payable monthly, at the annual rate of 0.70% of the Series' average daily net assets of up to $1 billion, 0.65% of the Series' average daily net assets from $1 billion to $2 billion and 0.60% of the Series' average daily net assets in excess of $2 billion.

     The Advisory Agreement provides that the Adviser shall furnish continuously an investment program for the Series, and shall manage the investment and reinvestment of the assets of the Series subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party. The Series will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of each of the respective series of the Trust.

     Under the Advisory Agreement, the Adviser has agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale.

     The Advisory Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

     The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Trust.

     The terms and conditions of the Advisory Agreement have been approved annually by the Trustees, including a majority of the Disinterested Trustees, most recently on November 18, 1998. The Advisory Agreement was last approved by the shareholders on November 22, 1993.

MANAGEMENT OF THE ADVISER
     The directors of the Adviser are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of these directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP. Mr. McLoughlin also serves as a director of Phoenix.

     Michael E. Haylon, an officer of the Trust, is President and a director of the Adviser. Philip R. McLoughlin, Trustee and President of the Trust, is a director and Chairman of the Adviser. William R. Moyer, Vice President of the Trust, is Senior Vice President, Chief Financial Officer and Treasurer of the Adviser. David L. Albrycht, Steven L Colton, Ronald K. Jacks, Richard D. Little, Timothy P. Norman, Leonard J. Saltiel, James D. Wehr, officers of the Trust, are also officers of the Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     In fiscal year 1998, W. S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix, received $12,771 in Series related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer.

UNDERWRITER AND ADMINISTRATOR
     PEPCO acts as financial agent for the Fund for which it was paid $1,989,025 for its services during the Fund's last fiscal year.

                                 RECOMMENDATION

     The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Subadvisory Agreement and that the terms of the Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the Series vote to approve the proposed Subadvisory Agreement.

VOTING REQUIREMENTS
     The Trustees recommend that the shareholders approve the Subadvisory Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares of the Growth Fund, voting as a separate class. A majority is constituted by the lesser of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy: or (b) more than 50% of the outstanding voting securities of such Series.

                THE TRUSTEES RECOMMEND A VOTE "FOR" THE APPROVAL
                      OF THE PROPOSED SUBADVISORY AGREEMENT

                             ADDITIONAL INFORMATION

INVESTMENT ADVISERS AND ADMINISTRATOR
     Phoenix-Aberdeen International Advisors, LLC, One American Row, Hartford, CT 06102 serves as investment adviser to the Aberdeen New Asia Series. Duff & Phelps Investment Management Co., 55 East Monroe Street, Chicago, IL 60603 serves as investment adviser to the Real Estate Securities Series. Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480 serves as investment adviser to all other series of the Fund.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 serves as the Fund's financial agent.

OTHER MATTERS
     As of the date of this Proxy Statement, the Fund's management knows of no other matters to be brought before this meeting. However, if other matters properly come before this meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

PROPOSALS FOR NEXT MEETING OF SHAREHOLDERS
     The next meeting of Shareholders is scheduled to be held in 2001. Proposals by any Shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before February 15, 2001.

                                            By Order of the Board of Trustees,


                                            G. JEFFREY BOHNE,
                                            Secretary

Greenfield, Massachusetts
June 30, 1999

                                                                      EXHIBIT A

                          THE PHOENIX EDGE SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------

                                                                August __, 1999

Seneca Capital Management LLC
909 Montgomery Street
San Francisco, California 94133

RE:  SUBADVISORY AGREEMENT

Gentlemen:

The Phoenix Edge Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix-Goodwin Strategic Theme Series (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Trust and is responsible for the day-to-day management of the Fund.

  1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Seneca Capital Management LLC (the "Subadviser") as a subadviser to invest and reinvest the assets of the Fund on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

  2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this Agreement.

  3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

  4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

      (a)Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

      (b)Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

      (c)Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

      (d)Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

  5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

  6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

      A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

      B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

      C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

  7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

  8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

  9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

 10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in
      Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

 11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

      A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

      B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

      C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

      D. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadviser and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 1999, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

14. Termination. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, upon sixty (60) days' written notice to the other party, but any such termination shall not affect the status, obligations or liabilities of either party hereto to the other party.

15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                PHOENIX INVESTMENT COUNSEL, INC.



                                By: __________________________
                                    Michael E. Haylon
                                    President

     ACCEPTED:

     SENECA CAPITAL MANAGEMENT LLC


     By: __________________________
         Sandra J. Westhoff
         Chief Operating Officer




     SCHEDULES:      A. Subadviser Functions
                     B. Operational Procedures
                     C. Fee Schedule
                     D. Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Series based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

     In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

     The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

       1. Purchase or sale;
       2. Security name;
       3. CUSIP number (if applicable);
       4. Number of shares and sales price per share;
       5. Executing broker;
       6. Settlement agent;
       7. Trade date;
       8. Settlement date;
       9. Aggregate commission or if a net trade;
      10. Interest purchased or sold from interest bearing security;
      11. Other fees;
      12. Net proceeds of the transaction;
      13. Exchange where trade was executed; and
      14. Identified tax lot (if applicable).

     When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.10% of the average daily net assets of the Phoenix-Goodwin Strategic Theme Series up to $201 million, 0.375% of such value between $201 million and $1 billion, 0.350% of such value between $1 billion and $2 billion, and 0.325% of such value in excess of $2 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;
    B. The terms and conditions of the order and of any modifications or cancellations thereof;
    C. The time of entry or cancellation;
    D. The price at which executed;
    E. The time of receipt of a report of execution; and
    F. The name of the person who placed the order on behalf of the Trust.

2.  (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
    (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:
        (i) The sale of shares of the Trust by brokers or dealers.

       (ii) The supplying of services or benefits by brokers or dealers to:
            (a) The Trust,
            (b) The Adviser (Phoenix Investment Counsel, Inc.)
            (c) The Subadviser, and
            (d) Any person other than the foregoing.

      (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
    B. Shall show the nature of the services or benefits made available.
    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
    Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.








--------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                                                                      EXHIBIT B

                          THE PHOENIX EDGE SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------

                                                               August ___, 1999

Roger Engemann & Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2101

RE:  SUBADVISORY AGREEMENT

Gentlemen:

The Phoenix Edge Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix-Goodwin Growth Series (hereafter referred to as the "Series").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Trust and is responsible for the day-to-day management of the Series.

  1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Roger Engemann & Associates, Inc. (the "Subadviser") as a subadviser to invest and reinvest the assets of the Series on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

  2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Series in accordance with the provisions of this Agreement.

  3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series and as set forth in the Trust's then current

     Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust and By-Laws, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

  4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

     (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

     (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Series' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

     (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

     (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

  5. Transaction Procedures. All transactions for the Series will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Series placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

  6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

     A. In placing orders for the sale and purchase of Series securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

     B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Series. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

     C. The Subadviser shall not execute any transactions for the Series with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

  7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

  8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

  9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Subadviser and the Trust in respect thereof.

 10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in
     Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

 11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

     A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

     B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

     C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

     D. Reference is hereby made to the Declaration of Trust dated February 18, 1986, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Series Series refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

 13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 1999, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with
     Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

 14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise, upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

 15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

 16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                 PHOENIX INVESTMENT COUNSEL, INC.


                                 By: __________________________
                                     Michael E. Haylon
                                     President



     ACCEPTED:

     ROGER ENGEMANN & ASSOCIATES, INC.


     By: __________________________
         Name:  J. Roger Engemann
         Title:  President


     SCHEDULES:       A.   Subadviser Functions
                      B.   Operational Procedures
                      C.   Fee Schedule
                      D.   Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Series assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Series based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Series assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Series and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Series limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Series investment program, including, without limitation, analysis of Series performance;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Series, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

     In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

     The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

       1. Purchase or sale;
       2. Security name;
       3. CUSIP number (if applicable);
       4. Number of shares and sales price per share;
       5. Executing broker;
       6. Settlement agent;
       7. Trade date;
       8. Settlement date;
       9. Aggregate commission or if a net trade;
      10. Interest purchased or sold from interest bearing security;
      11. Other fees;
      12. Net proceeds of the transaction;
      13. Exchange where trade was executed; and
      14. Identified tax lot (if applicable).

     When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.10% of the average daily net assets of the Phoenix-Goodwin Growth Series up to $3 billion and 0.30% of such value in excess of $3 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Series shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A. The name of the broker;
     B. The terms and conditions of the order and of any modifications or cancellations thereof;
     C. The time of entry or cancellation;
     D. The price at which executed;
     E. The time of receipt of a report of execution; and
     F. The name of the person who placed the order on behalf of the Trust.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.  Shall include the consideration given to:
           (i) The sale of shares of the Trust by brokers or dealers.
          (ii) The supplying of services or benefits by brokers or dealers to:
               (a) The Trust,
               (b) The Adviser (Phoenix Investment Counsel, Inc.)
               (c) The Subadviser, and
               (d) Any person other than the foregoing.
         (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.
     B.  Shall show the nature of the services or benefits made available.
     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.





--------------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.



                                         THE PHOENIX EDGE SERIES FUND PROXY

                                     The undersigned shareholder of The Phoenix
                                     Edge Series Fund (the "Fund") hereby
                                     constitutes and appoints Philip R.
                                     McLoughlin, Michael D. Marshall and Thomas
                                     Miele, and any and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special
                                     Meeting of Shareholders of the Fund to be held on August 4, 1999 at the offices of the Fund, 101 Munson Street, Greenfield,
                                     Massachusetts, and at any and all
                                     adjournments thereof, with respect to all shares of the Fund for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act, with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

                                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                     TRUSTEES WHO RECOMMEND A VOTE "FOR" EACH OF
                                     THE PROPOSALS.

                                     NOTE: SPECIFY DESIRED ACTION BY CHECK MARK
                                     IN THE APPROPRIATE SPACE. IN THE ABSENCE OF
                                     SUCH SPECIFICATION, THE PERSONS NAMED
                                     PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH
                                     THEY INTEND TO EXERCISE BY VOTING SHARES
                                     REPRESENTED BY THIS PROXY IN FAVOR OF THE
                                     PROPOSALS. PLEASE VOTE PROMPTLY.

                                     The signature on this Proxy should
   VOTE BY TOUCH-TONE PHONE          correspond exactly with the shareholder's
       OR THE INTERNET               name as it appears hereon. In the case of
                                     joint tenancies, co-executors or
CALL TOLL-FREE: 1-800-690-6903       co-trustees, all should sign. Persons
     OR VISIT OUR WEBSITE            signing as attorney, executor,
      WWW.PROXYVOTE.COM              administrator, trustee or guardian should
                                     give their full title.

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
TO VOTE: MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    [X]         PHOEDG            KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------------------
                                                                                            DETACH AND RETURN THIS PORTION ONLY

                              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE PHOENIX EDGE SERIES FUND

VOTE ON PROPOSAL:
  1.  TO APPROVE OR NOT APPROVE INVESTMENT SUBADVISORY                         For             Against           Abstain
      AGREEMENT WITH SENECA CAPITAL MANAGEMENT LLC                             [ ]               [ ]               [ ]

  2.  TO APPROVE OR NOT APPROVE INVESTMENT SUBADVISORY
      AGREEMENT WITH ROGER ENGEMANN & ASSOCIATES, INC.                         [ ]               [ ]               [ ]

  3.  TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME
      BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF

------------------------------------------  ----------        ------------------------------------------  ----------

------------------------------------------  ----------        ------------------------------------------  ----------
   Signature [PLEASE SIGN WITHIN BOX]         Date                 Signature [Joint Owner(s)]               Date
-------------------------------------------------------------------------------------------------------------------------------